CSMC 2022-ATH1 Trust ABS-15G

Exhibit 99.6

Data Compare Summary (Total)

CSMC 2022-ATH1_1-27-22_V2

Run Date - 1/28/2022 13:45:00 PM

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Borrower First Name	77	632	12.18%	Tape value include borrower first and middle name.
Borrower Last Name	252	632	39.87%	Tape vaue included business vested entity name rather than borrowers last name.
Coborrower First Name	0	632	0.00%
Coborrower Last Name	0	632	0.00%
# of Units	0	632	0.00%
Contract Sales Price	0	377	0.00%
Debt Service Coverage Ratio	286	358	79.89%
Borrower Qualifying FICO	6	632	0.95%	All variances were the result of rounding differences or other slight variations in what was captured from the credit reports. Mission verified all captured FICO scores met Guidelines.
Borrower Qualifying DTI	123	632	19.46%
Borrower Total Income	128	632	20.25%	All variances were are the result of differences in captured income sources. In many cases underwriting only captured income necessary to qualify where we may have captured full income or vice versa. In all cases Mission verified all income and reserve Guideline requirements were met.
Occupancy	1	632	0.16%	Loan was originated as Residential loan and then converted to investment prior to close.
First Payment Date	136	632	21.52%	We are unable to determine variance in tape dates. In all cases Mission verified initial payment date from the Promissory Note.
Primary Appraised Value for LTV	54	632	8.54%	We used the ASF designated waterfall which resulted in a tiered waterfall for values. The variances are the result of lower values from either purchase contracts or secondary valuations. on thi sloan the tape data used Appraisal rather than the lower sales price. Mission verified that the lower valuation met guideline requirement.
Note Date	225	632	35.60%
Note Type	1	632	0.16%
Original Note Interest Rate	0	632	0.00%
First Interest Rate Change Date	0	632	0.00%
Original Loan Amount	0	632	0.00%
Original LTV	251	632	39.72%	Mission verified in each case that the lower LTV met guideline requirements or an exception with compensating factors was present.
Original P&I	0	632	0.00%
Property Type	61	632	9.65%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Primarily these are differences in Condo or attached family designations. Mission verified in each case that the property type met guideline requirements with verification from the property appraisal.
Purpose	0	632	0.00%
Refi Purpose	0	632	0.00%
Property Street	0	632	0.00%
Property City	0	632	0.00%
Property State	0	632	0.00%
Property Zip	0	632	0.00%

Total